As Filed with the
Commission on August 10, 2009
Registration No. 2-80805
SEC File Nos. 333-29511 and 811-08261

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]

Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 26 [X]

and/or

Registration Statement Under the Investment Company Act of 1940 [X]
Amendment No. 28 [X]

-----------------------------------
MEMBERS Mutual Funds

550 Science Drive
Madison, WI 53711
(800) 767-0300
(Registrant's Exact Name, Address and Telephone Number)

Richard Mason
Counsel and CCO

Madison Asset Management, LLC

550 Science Drive
Madison, WI 53711
(Name and Address of Agent for Service)

--------------------------------------------
It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: MEMBERS Mutual Funds Equity Income Fund.

PART A

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statements filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

[MEMBERS Mutual Funds logo]

MEMBERS® Equity Income Fund

Prospectus

October 25, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in this fund, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

MEMBERS® Equity Income Fund

TABLE OF CONTENTS

THE FUND
This section describes the investment objectives, strategies and risks, and fees and expenses of fund.	Equity Income Fund 1 Fees and Expenses 2
YOUR ACCOUNT
This section explains your account options, sales charges and fees, and how to open an account and purchase, exchange and sell shares of the fund.

Choosing a Share Class     3
How to Contact Us     3
Opening an Account     4
Purchasing Shares     4
Purchasing by Exchange     5
Sales Charges and Fees     5

Service Plan     8

Selling Shares     8
General Policies     9
Additional Investor Services     11

Distributions and Taxes     12

These sections give you additional information about the fund.	INVESTMENT ADVISER 13 PORTFOLIO MANAGEMENT 13 FINANCIAL HIGHLIGHTS 13 MORE INFORMATION ABOUT THE FUND 14

Additional information about the fund’s investments will be available in the annual and semi-annual reports to shareholders of the fund. In particular, the fund’s annual reports will discuss the relevant market conditions and investment strategies used by the fund’s portfolio managers that materially affected the fund’s performance during the prior fiscal year. Additional information about the fund is available in the Statement of Additional Information (“SAI”). When available, you may get a copy of any of these reports or the SAI at no cost by calling 1-800-877-6089 or visiting our website at www.membersfunds.com.

Please note that an investment in the fund is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. The fund may not achieve its investment objectives.

The Fund’s Privacy Notice is included at the back of this booklet following the prospectus.

Equity Income Fund

Investor Profile

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

<r>

•     Want an investment strategy with the potential to match equity index returns over time;

•     Are willing to accept risk, but are looking for less volatility than the typical equity fund; or

•     Are seeking a regular stream of income.</r>

You may want to invest fewer of your assets in this fund if you:

<r>

•     Are seeking the highest possible equity return; or

•     Need absolute stability of your principal.</r>

Portfolio Management

Who makes the investment decisions for this fund?

<r>Frank E. Burgess and Ray DiBernardo, CFA, </r> are the fund’s co-portfolio managers. See the “Portfolio Management” section for further information regarding the portfolio managers.

Investment Objective - What is this fund’s goal?

<r> The Equity Income Fund seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from options premiums.</r>

Principal Investment Strategies - How does this fund pursue its objective?

<r>The Equity Income Fund invests, under normal conditions, primarily in common stocks of large- and mid-capitalization issuers that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates.
Under normal market conditions, the fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.
Under normal market conditions, the fund will invest at least 80% of its total assets in common stocks, with at least 65% of the amount so invested in common stocks being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The fund may invest the remainder of its common stock investments in companies that meet the fund’s selection criteria but whose market capitalization is considered to be middle sized or ‘‘mid-cap’’(between $1 billion and $7 billion at the time of the fund’s investment). The fund’s investment adviser will allocate the fund’s assets among stocks in sectors of the economy based upon the investment adviser’s views on forward earnings growth rates, adjusted to reflect the investment adviser’s views on economic and market conditions and respective sector risk factors.

The fund will employ an option strategy of writing covered call options on a substantial portion of the common stocks in the fund’s portfolio. The extent of option writing activity will depend upon market conditions and the investment adviser’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings.
In addition to its covered call strategy, the fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs (exchanged traded funds) that trade like common stocks but represent such market indices.
The fund may invest up to 35% of its total assets in the securities of issuers principally engaged in any single economic sector.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.</r>

________ _________________________________________________________________________

Principal Risks - What are the main risks of investing in this fund?

<r></r>

<r>Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the fund represents an indirect investment in the securities owned by the fund, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your investment at any point in time may be worth less than you original investment, even after taking into account the reinvestment of fund distributions.

Equity Risk. Substantially all of the fund’s assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the fund is equity risk. Equity risk in the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund hold. In addition, while broad market measures

Equity Income Fund

Principal Risks (continued from previous page)

of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.</r>

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities.

•

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•	As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

•	The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

•	There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

•	The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

•	Call options value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

•	When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

•	If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

Limitation on Option Writing Risk. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. The number of options which the Fund may write or purchase may be affected by options written or purchased by our other investment advisory clients of the Advisor or its affiliates.

Tax Risk. The Fund will generate taxable income. In addition to option premium income, most or all of the gains from the sale of the underlying securities held by the Fund on which options are written may be short-term capital gains taxed at ordinary income rates in any particular year. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times. The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash. For noncorporate taxpayers, short-term capital gain is taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%. See “Taxation” for a greater discussion of these matters.</r>

<r></r>The fund’s investments in mid-capitalization companies may entail greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Because the fund may engage in active and frequent trading of portfolio securities to achieve the fund’s investment objective, the fund may have increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect taxes that must be paid.

To the extent that the fund makes substantial investments in a single sector, the fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Performance information is not provided because the fund is new.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may be greater or less than those shown.

Shareholder Transaction Expenses (paid directly from your investment)

Maximum sales charge on purchases (as a percentage of offering price):1

SHARE CLASS	Equity Option
A	5.75%
Y	none

Maximum contingent deferred sales charge (as a percentage of amount redeemed):

SHARE CLASS	Equity Option
A	None[2]
Y	None

Redemption or Exchange Fee within 90 calendar days of purchase (as a percentage of amount redeemed):

SHARE CLASS	Equity Income Fund
A	None
Y	None

______________________________

1     The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.

2     Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% (see the “Sales Charges and Fees” section).

Set forth are the estimated annual operating expenses for the fund’s current fiscal year. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Annual Fund Operating Expenses (deducted from fund assets and reflected in the fund price)

CLASS A

Management Fee[1]	12b-1 Fee	Service Fee[2]	Other Expenses	Total Annual Fund Operating Expenses
0.85%	none	0.25%	0.20%	1.20%

CLASS Y

Management Fee[1]	12b-1 Fee	Service Fee	Other Expenses	Total Annual Fund Operating Expenses
0.85%	none	none	0.20%	1.05%

______________________________

1     The management fee is the amount paid to the investment adviser for managing the fund’s portfolio and assisting in other aspects of its operations.

2     The service fee is paid to Mosaic Funds Distributor, LLC (“MFD”) for account service and maintenance. MFD may, in turn, use the fee to compensate other qualified broker-dealers or other financial intermediaries for their costs of servicing shareholder accounts.

Examples

Examples shown are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you invested $10,000 in the fund for the time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for the fund was 5%, and that the fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, assuming total net annual fund operating expenses (after expense reimbursement) as set forth above, and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:

CLASS A
Year 1	Year 3
$ 700	$ 963

CLASS Y
Year 1	Year 3
$ 107	$ 334

These examples are for comparison purposes only and are not a representation of the fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

YOUR ACCOUNT

The following pages describe the differences between the fund’s share classes offered through this prospectus, and explain how you can invest with MEMBERS Mutual Funds. Note: most of the information on how to open an account and how to purchase, exchange, or sell shares will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your financial representative and they will be able to assist you with all your transaction needs. Regardless of the type of account, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.

Choosing a Share Class

MEMBERS Mutual Funds offers two classes of shares through this prospectus: Class A and Class Y. Other share classes may be made available in the future through other distribution channels. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the “Fees and Expenses” section. Class A shares are described in more detail below. Class Y shares are only available for purchase by affiliated target allocation funds offered through separate prospectuses, in fee-based managed account programs with the fund’s distributor or dealers that have special arrangements with the fund’s distributor, and other investors as the Board of Trustees of MEMBERS Mutual Funds (“Board”) may authorize from time to time.

Class A shares typically charge a front-end sales charge or “load” that is deducted from your initial investment. Often, Class A shares offer you discounts (the discount increases as the size of your investment increases), called “breakpoints,” on the front-end sales charge if you: make a large purchase, already hold other mutual funds offered by the same fund family, or have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family.

How to Contact Us

You can reach a MEMBERS Mutual Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m., Central Time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
MEMBERS Mutual Funds P. O. Box 8390 Boston, MA 02266-8390	MEMBERS Mutual Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Opening an Account

1.     Carefully read this prospectus.

2.     Determine how much you want to invest. The minimum investment amounts are as follows:

Type of Account	To Open an Account	To Add to an Account¹
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150

______________________________

1     The fund reserves the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans.

2     Regardless of frequency, the minimum investment allowed is $50 per fund per month.

3.     Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or MEMBERS Mutual Funds.

When opening a new account, the fund is required by law to obtain certain personal information from you to verify your identity, including name, address, date of birth, and other information that will allow us to identify you. If you do not provide the information, the fund’s transfer agent, on behalf of the fund, may not be able to open your account. If the transfer agent is unable to verify your identity, the fund reserves the right to close your account or take such other action deemed reasonable or required by law.

Purchasing Shares

The following explains how to purchase shares by check, wire, phone, exchange or Internet. You may purchase shares at any time pursuant to the minimum investment amounts described in the “Opening an Account” section. Upon request, your shares will be purchased at the next net asset value (“NAV”) calculated after your order is accepted in good order by the fund. Good order means that the request includes the information described in the table below.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
Make out a check for the investment, payable to MEMBERS Mutual Funds.	Make out a check for the investment amount, payable to MEMBERS Mutual Funds.
Deliver the check and your completed application to your financial representative or mail to MEMBERS Mutual Funds.

Complete the detachable investment slip from your account statement. If no slip is available, send a letter specifying the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by check. Mail to MEMBERS Mutual Funds.

A charge of $30 will be assessed for each returned check occurrence.
BY WIRE
Deliver your completed application to your financial representative or mail to MEMBERS Mutual Funds.	Call MEMBERS Mutual Funds at 1-800-877-6089. Provide the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by wire.

Obtain your account number by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Instruct your credit union or financial institution to wire the amount of your investment to State Street Bank & Trust
Company as indicated.

Instruct your credit union or financial institution to wire the amount of your investment to State Street Bank & Trust Company:

ABA#: 0110-0002-8
FBO: MEMBERS Mutual Funds

DDA#: 9905-510-5 FBO: (Shareholder name/account number)

BY PHONE
Not currently available.

Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

To place your purchase order, call MEMBERS Mutual Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day.
BY EXCHANGE (Available for accounts of any type and sales of any amount.)
Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.	Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial representative, MEMBERS Mutual Funds at 1-800-877-6089, or use the Internet at www.membersfunds.com to request an exchange. You can only open up a new fund position in an existing account by exchange.

Call your financial representative, MEMBERS Mutual Funds at 1-800-877-6089, or use the Internet at www.membersfunds.com to request an exchange.
BY INTERNET (Access 24 hours a day at www.membersfunds.com.)
Not currently available.

Call MEMBERS Mutual Funds at 1-800-877-6089 to verify that these features are in place on your account. You are automatically eligible to purchase shares by Internet, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application. Alternatively, you may check your profile on the Internet. The feature button will be activated if you are eligible to purchase shares.

Purchase orders accepted by the fund after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

Purchasing by Exchange

Within an account, you may exchange shares of the fund for shares of the same class of another MEMBERS Mutual Fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge. Other MEMBERS Mutual Funds are offered by separate prospectus.

Except as may be approved by the Chief Compliance Officer of the fund, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see the “Additional Investor Services” section), those exchanges are not included in the exchange limit or redemption fee policies. The fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the fund for 90 days before an investor is permitted a new exchange. The fund may change its exchange policy at any time upon 60 days’ notice to its shareholders.

It is important to note that additional restrictions may apply if you invest through a financial intermediary. MEMBERS Mutual Funds will work with financial intermediaries, such as broker/dealers, investment advisers and record keepers, to apply the fund’s exchange limit guidelines, but in some instances, the fund is limited in its ability to monitor the trade activity or enforce the fund’s exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.

Sales Charges and Fees

The following discussion explains how sales charges on your purchases of a fund are calculated. Before investing in mutual funds, it is important that you understand the sales charges that you will be charged.

Class A Shares

Class A shares are offered at a price that includes an initial “front-end” sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases as indicated below.

	Sales Charge as a % of:		Dealer Commission as a % of Offering Price[2]
Investment Amount:	Offering Price¹	Net Amount Invested
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.20%
$1 million or more and certain other investments described below	None[3]	None	See Below[4]

______________________________

1 The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places.

2     The portion of the sales charge the fund’s distributor, MFD, pays to broker/dealers for selling the funds’ shares. The broker/dealer passes along a portion of this compensation to your financial representative. From time to time, MFD, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so as of the date of this prospectus.

3     A CDSC may be assessed on certain purchases of Class A shares of over $1,000,000 at a rate of 1.00% in the first year and 0.50% in the second year following the purchase.

4     MFD may pay a commission up to 0.80% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid, with a maximum commission of 0.50% on purchases over $3,000,000. MFD may also pay a commission up to 0.75% on certain purchases of Class A shares under $1,000,000 on which no initial sales charge was paid, through programs offered by MFD or to dealers that have special arrangements with MFD.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.

Class A Sales Charge Reductions and Waivers

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to notify your financial representative or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notice is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

For both the Class A share sales charge reduction and waiver privileges, the term “immediate family” is defined as you, your spouse and your children under the age of 21.

Class A Sales Charge Reductions

There are several ways investors and certain qualified pension plans may combine multiple purchases to reduce Class A sales charges as indicated below. For the purpose of calculating the sales charge, shares of the MEMBERS Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from another fund having a sales charge qualify; however, direct purchases of Class A shares of the MEMBERS Cash Reserves Fund are excluded. The MEMBERS Cash Reserves Fund is offered by separate prospectus.

Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:

•	you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

•	a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

•	groups which qualify for the Group Investment Program as described in the SAI.

Rights of Accumulation. You may add the current market value of your existing holdings in any fund and class of shares of MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing investments in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.

Letter of Intent. You may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). Such an investment (including accumulations and combinations) must aggregate at least $25,000 during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. For the purposes of calculating if the total investment amount specified in the LOI has been met, the historical cost of the original shares purchased will be used, and reinvested dividends and capital gains and appreciation of your holdings are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first.

Class A Sales Charge Waivers

Class A shares may be purchased without front-end sales charges by the following individuals and institutions:

•	Credit union employees and their immediate family, when purchasing shares for their own personal accounts.

•	Registered representatives of broker/dealers and registered investment advisers authorized to sell the funds when purchasing shares for their own account or for the benefit of their immediate family.

•	Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of CUNA Mutual Group (which consists of CUNA Mutual Insurance Society and its subsidiaries and affiliates), or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.

•	Individuals and their immediate family who, within the past twelve months, were members of the Board or of the board of trustees of the Ultra Series Fund; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

•	Individuals and their immediate family who are trustees, directors, officers or employees of the adviser, subadviser, or service providers of MEMBERS Mutual Funds.

•	Credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (“Code”).

•	Credit union employees, and employees of non-profit organizations that qualify as tax-exempt under section 501(c) of the Code, when purchasing shares in a 457(b) eligible deferred compensation plan.

•	Certain qualified defined benefit or qualified defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

Class A shares may be purchased without front-end sales charges in the following transactions:

•	In fee-based managed account programs with the fund’s distributor or dealers that have a special arrangement with the fund’s distributor or investment adviser.

•	With proceeds from the liquidation of a CUNA Mutual Group-affiliated pension product. (For employees of CUNA Mutual Group or any of its affiliated companies, the sales charge waiver applies, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.)

•	In Retirement Health Care Funding Program accounts (FAS 106) and Employee Option Plan accounts administered by CUNA Mutual Group.

•	Reinvestment of dividends or capital gains from any fund.

•	By exchange from one fund to another, except exchanges of Class A shares of the MEMBERS Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another MEMBERS Mutual Fund.

•	Pursuant to the funds’ reinstatement or reinvestment privilege (see the SAI for more information).

•	From the proceeds of shares of another fund account on which a load was already paid.

Class Y Shares

Class Y shares are sold without the imposition of a sales charge and are generally only available for purchase by affiliated target allocation funds offered through separate prospectuses, in fee-based managed account programs with the fund’s distributor or dealers that have special arrangements with the fund’s distributor, and other investors as the Board may authorize from time to time.

Please refer to the SAI or the funds’ website at www.membersfunds.com for additional information on sales charge reductions and waivers. The SAI is available free of charge, upon request, by calling 1-800-877-6089. The funds’ website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI.

Service Plan

Class A shares of the fund pay the fund’s principal underwriter, MFD, a service fee equal to 0.25% of the average daily net assets attributable to the Class A shares of the fund. The service fee is used by MFD to cover its costs of servicing shareholder accounts or to compensate other qualified broker/dealers or other financial intermediaries pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts. Class Y shares do not impose a service fee.

Other Compensation to Broker/Dealers

Periodically, the fund’s distributor may conduct or pay for educational meetings for the purpose of training representatives selling the funds.

Selling Shares

The following explains how to sell your shares by letter, phone, exchange or Internet. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted in good order by the fund. Good order means that the request includes the fund and account number, amount of transaction, signatures of the owners as noted below and medallion guarantee if required.

In certain circumstances, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a STAMP2000 MEDALLION SIGNATURE GUARANTEE (“medallion guarantee”) if the redemption is:

•	over $50,000;

•	made payable to someone other than the registered shareholder(s); or

•	mailed to an address other than the address of record, or an address that has been changed within the last 30 days.

You can generally obtain a medallion guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a medallion guarantee. MEMBERS Mutual Funds reserves the right to require a medallion guarantee on any redemption.

SELLING SHARES
BY LETTER (Available for accounts of any type and sales of any amount.)

Write a letter of instruction indicating your account number, fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to MEMBERS Mutual Funds. A check will be mailed to the name and address in which the account is registered.

If you are:	A written letter of instruction to sell shares must include:
An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner account	• The signatures and titles of all persons authorized to sign for the account, exactly as the account is registered. • Medallion guarantee if applicable.

An owner of a corporate or association account	• The signature of the person(s) authorized to sign for the account. • Medallion guarantee required.
11
An owner or trustee of a trust account	• The signature(s) of the trustee(s). • Medallion guarantee required.

A joint tenancy shareholder whose co-tenant is deceased	• The signature of the surviving tenant. • Tax waiver (if applicable in your state). • Medallion guarantee required.

An executor of a shareholder’s estate	• The signature of the executor. • Tax waiver (if applicable in your state). • Medallion guarantee required.

For other account types not listed above, please call MEMBERS Mutual Funds at 1-800-877-6089 for instructions.

BY PHONE (Available for most accounts and sales of up to $50,000.)

To place your redemption order, call MEMBERS Mutual Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are generally mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (“EFT”) provided that you have pre-authorized banking information on file with MEMBERS Mutual Funds. Redemption proceeds from EFT transactions are generally available by the second business day. MEMBERS Mutual Funds does not charge for EFT; however, your credit union or other financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds. A $15 fee will be deducted from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

BY EXCHANGE (Available for accounts of any type of sales of any amount.)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089. Call your financial representative, MEMBERS Mutual Funds, or use the Internet at www.membersfunds.com to execute the exchange.

BY INTERNET
Not currently available.

Redemption requests received and accepted by the fund after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

General Policies

Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions.

Pricing of Fund Shares. The NAV for the fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of the fund and class by the number of shares outstanding of that fund and class. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time), will be processed using the next day’s NAV. The NAV per share for the fund and each class is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, the fund may value the security or investment using procedures approved by the Board that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.

The Fund relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, the fund separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the fund under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service, (2) other financial institutions or investment managers or (3) the fund had it used a different methodology to value the security. MEMBERS Mutual Funds cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.

To the extent the fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV. Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by MEMBERS Mutual Funds, as described in the “Purchasing Shares” and “Selling Shares” sections.

Disclosure of Portfolio Information. The fund may make selective disclosure of portfolio information to various service providers. For more information on these disclosures, please refer to the SAI.

Execution of Requests. The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Frequent Trading. Excessive or short-term trading in fund shares may harm the fund’s performance, and thereby harm other shareholders in the fund, in three respects. First, frequent traders may exploit the fact that the fund has calculated its NAV using closing prices of securities that are no longer current, thereby diluting the value of long-term shareholders’ interests in a fund. Second, to meet higher levels of redemptions caused by frequent traders, the fund may be required to maintain a larger percentage of the fund’s assets in cash or be forced to liquidate certain holdings at inopportune times, thereby compromising portfolio management strategies. Third, frequent purchases and redemptions by frequent traders will cause the fund to incur greater expenses for buying and selling securities, which are borne by all fund shareholders.

MEMBERS Mutual Funds, on behalf of the fund, has adopted policies and procedures with respect to frequent traders. Included in the policies and procedures are the several methods MEMBERS Mutual Funds currently employs to detect and deter frequent traders, including: applying exchange limit guidelines; charging redemption fees on short-term trades; selectively monitoring trade activity; and exercising broad authority to take discretionary action against frequent traders and against particular trades, including delaying payment of the proceeds from the redemption of fund shares for up to seven days, and identifying frequent traders and restricting their trading privileges or expelling them from the fund.

In addition to the above, to combat dilution of the value of long-term shareholders’ interests in the fund, the fund may employ fair valuation procedures on the securities it holds in its portfolio, as described in the “Pricing of Fund Shares” subsection, above.

Each of the above methods to protect the interests of investors involves judgments that are inherently subjective, although MEMBERS Mutual Funds and its service providers seek to make judgments that are consistent with long-term investors’ interests. Moreover, each of these methods involves some selectivity in their application. While the fund seeks to take actions that will detect and deter frequent trading, it cannot assure that such activity can be completely eliminated. For instance, the fund may not be able to identify or reasonably detect or deter frequent trading transactions that are facilitated by financial intermediaries or made through the use of omnibus accounts that transmit purchase, exchange, and redemption orders to the fund on behalf of their customers who are the beneficial owners.

Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the caller’s identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a credit union or other financial institution account.

Internet Transactions. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized access.

Householding. To reduce shareholder service expenses, MEMBERS Mutual Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to MEMBERS Mutual Funds.

Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.

Small Accounts. Due to the high fixed cost of maintaining mutual fund accounts, MEMBERS Mutual Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, MEMBERS Mutual Funds may sell your shares and mail the proceeds to you at your address of record.

Special Redemptions. Although no fund would normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Board. However, MEMBERS Mutual Funds has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period. See the SAI for more information.

Additional Investor Services

Systematic Investment Program. You may set up regular investments from your credit union or other financial institution account to the fund. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments must be made at least once each quarter and may be as little as $25 per transaction ($50 minimum per month). Systematic investments may be transacted twice monthly, monthly, bimonthly, or quarterly. For more information on purchase minimums, see the “Your Account¯Opening an Account” section. To take advantage of the systematic investment program, complete the appropriate parts of your account application or work with your financial representative.

Payroll Deduction/Direct Deposit Program. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the fund. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments may be as little as $25 per transaction ($50 minimum per month). For more information on purchase minimums, see the “Your Account¯Opening an Account” section. To take advantage of the payroll deduction program, complete the MEMBERS Payroll Deduction/Direct Deposit Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.

Systematic Withdrawal Program. If your account balance is at least $5,000, you may make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. You determine the frequency (no less than monthly), day of the month, and amount of your withdrawal and you may terminate the program at any time. Each systematic withdrawal must be at least $50. To take advantage of the systematic withdrawal program on an existing account, contact your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Systematic Exchange Program. If your account balance is at least $5,000, you may exchange your shares for the same class of shares of another MEMBERS Mutual Fund under the systematic exchange program. Exchanges of Class A shares of the MEMBERS Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of the fund (see “Sales Charges and Fees” section). You determine the frequency (no less than monthly), day of the month, and amount of your exchange and you may terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or contact your financial representative.

Automatic Account Rebalancing. If your Class A share account balance is at least $25,000, you may request automatic account rebalancing on a semi-annual or annual basis. You may select a model fund allocation that MEMBERS Mutual Funds has defined, or you may build your own portfolio. To take advantage of the automatic rebalancing program, simply complete MEMBERS Mutual Funds' Automatic Account Rebalancing Form or contact your financial representative. A new account application must accompany the form if you are opening a new account.

Retirement Plans. Shares of MEMBERS Mutual Funds may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment or by establishing a systematic investment program. To find out more, call MEMBERS Mutual Funds at 1-800-877-6089. MEMBERS Mutual Funds does not accept salary deferrals, transfers or rollovers into 403(b)(7) custodial accounts.

Distributions and Taxes

The fund generally distributes most or all of its net investment company taxable income and net capital gain. Capital gain distributions, if any, are typically made in December. Payments are declared and paid annually.

Distribution Reinvestments. Many investors have their distribution payments reinvested in additional shares of the fund and class. If you choose this option, or if you do not indicate any choice, your distribution payments will be reinvested on the payment date. Alternatively, you can choose to have a check for your distribution payments mailed to you. However, if, for any reason, the check is not deliverable, your distribution payments will be reinvested and no interest will be paid on amounts represented by the check.

Taxability of Distributions. All distributions that you receive from the fund are generally taxable, whether reinvested or received in cash. Distributions from the fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions) and income generated from writing covered call options, if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%. Under current law, the reduced rates on capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010. The fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.

Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the noncorporate shareholders of the fund. If the fund has income of which more than 95% was qualified dividends, all of the fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment. <r>Although the fund will invest in stocks that generate qualified dividend income, it is expected that the fund’s transactions in options will significantly limit the fund’s ability to pay ordinary income dividends that are treated as qualified dividend income.</r>

<r>For tax purposes, option premiums reduce the tax basis of the stock on which the option is written at the time the stock is called away. Thus, when called, the option premium received takes on the underlying stock’s long-term or short-term tax characteristics. For this reason, the fund prefers not to write “in the money” options on stocks that have been held for less than a year so that the stocks are not called away until after they qualify for long-term tax treatment. In this manner, the last option written on such stocks may generate long-term gains which are taxed at lower rates than short-term gains. Therefore, although income generated from writing covered call options may not be taxed at the 15% “qualified dividend” rate, a percentage of such income — representing the premiums received from the last option written on the stocks that have been in the fund for at least a year and called away — may be taxable at the more favorable long-term gain rate instead of at ordinary income rates. However, options premiums received by the fund with respect to any stock will continue to be taxed at short-term gains rates (ordinary income rates) regardless of how long the fund has held the stock on </r>

<r>which the option is written until that stock is finally called away from the fund by the holder of that option.</r>

When the fund makes a distribution, the fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

<r>Fund distributions from the fund are expected to be primarily distributions of net investment company income and net capital gains.</r>

Taxability of Transactions. Your redemption of fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of fund shares for shares in any other fund of MEMBERS Mutual Funds generally will have similar tax consequences.

Withholding. If you do not furnish MEMBERS Mutual Funds with your correct Social Security Number or Taxpayer Identification Number and/or MEMBERS Mutual Funds receives notification from the Internal Revenue Service requiring back-up withholding, MEMBERS Mutual Funds is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

INVESTMENT ADVISER

The funds’ investment adviser is <r>Madison Asset Management, LLC (“MAM”), principally located at 550 Science Drive, Madison, WI 53711. MAM is a subsidiary of Madison Investment Advisors, Inc. and is a joint venture between Madison Investment Advisors, Inc. and CUNA Mutual Insurance Society. MAM shares the offices, personnel and resources of Madison Investment Advisors, Inc. The Madison organization (Madison Investment Advisors, Inc. and its subsidiaries, including MAM) provides professional portfolio management services to a variety of clients and the affiliated group has approximately $13 billion under management as of the date of this prospectus. MAM </r>is responsible for the day-to-day administration of the fund’s activities.

<r>A discussion regarding the basis for the approval of the fund’s investment advisory contracts by the Board will be contained in the fund’s annual report to shareholders, when available, for the period ended October 31, 2009.</r>

PORTFOLIO MANAGEMENT

<r>Investment decisions regarding the fund can be influenced in various manners by a number of individuals. Generally, all management decisions are the primary responsibility of MAM’s Investment Strategy Committee. The Investment Strategy Committee is made up of top officers and managers of MAM. On a day-to-day basis, the fund is generally managed by members of the equity team at MAM. The members of the equity team with primary responsibility for the fund are Frank Burgess and Ray DiBernardo.

Mr. Burgess is the founder and President of Madison Investment Advisors, Inc. where he has managed all varieties of securities portfolios since 1973. He also oversees the firm's equity-option strategies and products, Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, both of which are closed-end investment companies traded on the New York Stock Exchange, and the Madison Institutional Equity Option Fund, an open end mutual fund. He has been co-managing the fund since its inception in 2009.

Mr. Di Bernardo brings over 15 years of equity management expertise to his role at Madison Investment Advisors. He also assists with the firm's equity-option strategies and products, Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, both of which are closed-end investment companies traded on the New York Stock Exchange and Madison Institutional Equity Option Fund, an open end mutual fund. Mr. Di Bernardo has earned the right to use the Chartered Financial Analyst designation. He has been co-managing the fund since its inception in 2009.</r>

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and the other accounts they manage can be found in the SAI.

FINANCIAL HIGHLIGHTS

<r>Financial highlights are not provided because the fund is new. It was first offered on the date of this prospectus.</r>

PRIVACY NOTICE

We value the trust and confidence you place in us by investing in the MEMBERS Mutual Funds. We have adopted policies and practices designed to protect your privacy. Protecting your privacy is paramount in our dedication to providing you with optimal service, as well as offering you a variety of investment products.

Personal Information We Collect

We only collect information about you that is necessary to establish and administer your account and communicate information about new opportunities to meet your financial goals, including:

•	information we receive from your application or other forms you provide us such as name, address, age, Social Security number, name of your beneficiary(ies), etc.; and

•	information about your transactions with us such as the type of product you buy, the shares you purchase, your method of purchase, etc.

Personal Information We May Disclose

We may disclose the information we collect about you, as described above, to affiliates and non-affiliates when necessary to process your transactions or service your account, but only as permitted by law. Some examples of information we may disclose include:

•	information to process account transactions you request or authorize;

•	information to perform data processing services to maintain your records;

•	information to perform services on our behalf, such as to print and distribute mailings or fund reports; and

•	information shared in connection with legal proceedings, such as responding to a subpoena.

Protections We Place On Your Personal Information

We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. These comply with federal and state regulations and include, among other things:

•	restricting access of nonpublic personal information to designated personnel on a “need to know” basis to provide you products or services;

•	restricting access of nonpublic personal information to designated personnel responsible for maintaining information security practices; and

•	prohibiting disclosure of nonpublic personal information of former customers to unaffiliated third parties except as required and permitted by law.

It is our goal is to help our customers achieve their financial aspirations. We appreciate your business and look forward to serving your long-term investment needs.

In light of the various ways our products are distributed, you may also receive other privacy notices from your financial representative or the broker/dealer with whom you conduct your business. Please read these notices carefully – protecting personal information should be everyone’s business.

If you have questions about our privacy practices, please call us at 1-800-877-6089.

(The privacy notice is not part of the prospectus.)

MORE INFORMATION ABOUT MEMBERS MUTUAL FUNDS

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information. The SAI contains additional information about the fund. A current SAI has been filed with the SEC and is incorporated herein by reference.

Annual and Semi-Annual Reports. The fund’s annual and semi-annual reports will provide additional information about the fund’s investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during the prior fiscal year.

Requesting Documents. You may request a copy of the SAI and, when available, the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the fund by contacting your financial representative or by contacting the fund at: MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390; telephone: 1-800-877-6089; Internet: www.membersfunds.com.

Public Information. You can review and copy information about the fund, including the SAI, at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the fund also are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-0102.

Investment Company

File No. 811-08261

[MEMBERS Mutual Funds logo]

MEMBERS Mutual Funds
Post Office Box 8390
Boston, MA 02266-8390
1-800-877-6089

www.membersfunds.com

<r></r>

Part B

STATEMENT OF ADDITIONAL INFORMATION

MEMBERS® Equity Option Fund
550 Science Drive,
Madison, Wisconsin 53711

This is not a prospectus. This statement of additional information (“SAI”) should be read in conjunction with the currently effective prospectus (“prospectus”) for the fund, which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the fund’s prospectus dated October 10, 2009, please call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390.

<r>Audited financial statements are not available, because the fund was first offered on the date of this SAI.</r>

October 10, 2009

TABLE OF CONTENTS           Page

GENERAL INFORMATION     1
INVESTMENT PRACTICES     1

Lending Portfolio Securities     1
Restricted and Illiquid Securities     1
Foreign Transactions     2
Options on Securities and Securities Indices     4
Swap Agreements     6
Futures Contracts and Options on Futures Contracts     7
Foreign Government Securities     9
Convertible Securities     9
Repurchase Agreements     9
Reverse Repurchase Agreements     10
U.S. Government Securities     10
Forward Commitment and When-Issued Securities     11
Real Estate Investment Trusts     11
Exchange Traded Funds     11
Shares of Other Investment Companies     12
Temporary Defensive Positions     12
Types of Investment Risk     12
Higher-Risk Securities and Practices     13

FUND NAMES     15
INVESTMENT LIMITATIONS     16
PORTFOLIO TURNOVER     17
MANAGEMENT OF THE TRUST     17

Trustees and Officers     17
Independent Trustee Compensation     20
Committees     21
Trustees’ Holdings     21

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST     22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES     22
PORTFOLIO MANAGEMENT     22

The Management Agreement     22
Madison Asset Management, LLC     22

PORTFOLIO MANAGERS     22
TRANSFER AGENT     23
CUSTODIAN     24
DISTRIBUTION     25

Principal Underwriter and Distribution of Fund Shares     25
Distribution Plans and Agreement     25

BROKERAGE     26
PROXY VOTING POLICIES, PROCEDURES AND RECORDS     27
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS     27
CODES OF ETHICS     29
SHARES OF THE TRUST     29

Shares of Beneficial Interest     29
Voting Rights     29
Limitation of Shareholder Liability     30
Limitation of Trustee and Officer Liability     30
Limitation of Interseries Liability     30

NET ASSET VALUE OF SHARES     30

Portfolio Valuation     30

DISTRIBUTIONS AND TAXES     31

Federal Tax Status of the Fund     31
Shareholder Taxation     34

MORE ABOUT PURCHASING AND SELLING SHARES     35

Minimum Investments     35
Offering Price     35
Calculation of the Sales Charge     36
Initial Sales Charge on Class A Shares     36
Special Redemptions     37

ADDITIONAL INVESTOR SERVICES     37

Systematic Investment Program     37
Systematic Withdrawal Program     37
Exchange Privilege and Systematic Exchange Program     37
Reinstatement or Reinvestment Privilege     38

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     38
FINANCIAL STATEMENTS     38

APPENDIX A – SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES     A-1

GENERAL INFORMATION

MEMBERS Mutual Funds (“Trust”) is a diversified, open-end management investment company consisting of separate investment portfolios or funds each of which has a different investment objective and policies. The Trust is a diversified, open-end management investment company, commonly known as a mutual fund. The fund described in both the prospectus and SAI is the Equity Option Fund (“fund”).

The Trust was organized under the laws of the state of Delaware on May 21, 1997 and is a Delaware statutory trust. As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Declaration of Trust dated May 29, 2008 (“Declaration of Trust”) and its Certificate of Trust dated May 16, 1997 (“Certificate”). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time, upon such shareholder’s initial purchase of shares of beneficial interest in the fund.

INVESTMENT PRACTICES

The prospectus describes the investment objective and policies of the fund. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

Lending Portfolio Securities

The fund may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (“Board”) and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 102% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. The fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33•% of the value of the fund’s assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is not sufficient to replace the full amount of the loaned securities. To mitigate the risk, loans will be made only to firms deemed by the fund’ investment adviser, <r>Madison Asset Management, LLC (“MAM”),</r> to be in good financial standing and will not be made unless, in MAM’s judgment, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities

The fund may invest in illiquid securities up to the percentage limits described below in the “Higher-Risk Securities and Practices” section. MAM is responsible for determining the value and liquidity of investments held by the fund. Thus, it is up to MAM to determine if any given security is illiquid. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

Illiquid investments often include repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (“1933 Act”).

The fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Board or by MAM under Board-approved procedures. Such guidelines would take into account trading activity for such securities, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, the fund’s holdings of those securities may become illiquid. <r></r>

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Foreign Transactions

Foreign Securities. The fund may invest in foreign securities. The percentage limitations on the fund’s investment in foreign securities are set forth below in the “Higher-Risk Securities and Practices” section.

Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. (“foreign issuers”), (2) issued by foreign governments or their agencies or instrumentalities (also “foreign issuers”), (3) principally traded outside of the U.S. or (4) quoted or denominated in a foreign currency (“non-dollar securities”). However, any dollar denominated security that is part of the Merrill Lynch U.S. Domestic Market Index is not considered a foreign security.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, “foreign money market securities”) present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts (“ADRs”), European depository receipts (“EDRs”) and Global depository receipts (“GDRs”). <r>The fund may invest in ADRs, GDRs and EDRs.</r>

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

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EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, the fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. The fund may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the fund’s investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the fund may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

The fund’s purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of the fund, MAM or its affiliates, and each such person’s respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve the fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the fund to value its portfolio assets and could cause the fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund’s inability to complete its contractual obligations.

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Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when MAM wishes to use them.

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Options on Securities and Securities Indices

Writing Options. The fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by the fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. The fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In addition, in MAM’s discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund’s custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the fund’s net exposure on its written option position.

The fund may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase” transactions.

Purchasing Options. The fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such the fund would realize a loss on the purchase of the call option.
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The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund’s securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such the fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.

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Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of MAM. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts

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for hedging purposes depends in part on MAM’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Swap Agreements

The fund may enter into interest rate, credit default, index, currency exchange rate and total return swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and to seek to increase the fund’s total return. <r></r>
Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The fund’s obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the “net amount”). The fund’s obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.

Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by the fund with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by the fund with another party of their respective rights to make or receive payments in specified currencies. A total return swap involves an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying assets that is used is usually an equities index, loan or a basket of assets. <r></r>Since interest rate swaps and currency swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund’s risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to swap transactions. The fund does not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by MAM. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction.

The use of interest rate, credit default and currency swaps <r><.r> is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If MAM is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, MAM does not believe that swaps constitute senior securities as defined in the 1933 Act, and, accordingly, will not treat swaps as being subject to such fund’s borrowing restrictions. <r></r> The staff of the SEC takes the position that currency swaps are illiquid investments subject to the fund’ 15% limitation on such investments.

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Futures Contracts and Options on Futures Contracts

The fund may purchase and sell futures contracts and purchase and write options on futures contracts. The fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (the “CFTC”). All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the fund’s futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty of (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund’s portfolio securities. Similarly, the fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of MAM, there is a sufficient degree of correlation between price trends for the fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the fund’s portfolio may be more or less volatile than prices of such futures contracts, MAM will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

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Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund’s assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted, the fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, the fund’s futures transactions will be entered into for traditional hedging purposes, that is to say, futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The CFTC, a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the “CEA”). The CFTC requires the registration of a Commodity Pool Operator (“CPO”), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The fund, which may invest in futures transactions and related options transactions, have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

As permitted, the fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes (see the “Distributions and Taxes” section, below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

8

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve. The only futures contracts available to hedge the fund’s portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for the fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Government Securities

The fund may invest in debt obligations of foreign governments and governmental agencies, including those of countries with emerging economies and/or securities markets. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Convertible Securities

The fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock. In evaluating a convertible security, MAM gives primary emphasis to the attractiveness of the underlying common stock. <r></r>The convertible debt securities in which the fund may invest are subject to the same rating criteria as the fund’s investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of the fund’s investment policies or restrictions.

Repurchase Agreements

The fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The fund will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. Government securities. The fund’s MAM will continuously monitor the creditworthiness of the parties with whom the fund enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral

9

must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

The fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. The fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the fund will establish and maintain with the Trust’s custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The fund will not enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund’s total assets (including the amount borrowed) taken at market value. The fund will not use leverage to attempt to increase income. The fund will not purchase securities while outstanding borrowings exceed 5% of the fund’s total assets. The fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board. Under procedures established by the Board, MAM will monitor the creditworthiness of the banks involved.

<r>Sector Concentration

The fund invests in the broad sectors of the economy that MAM believes provide superior opportunities to achieve the fund’s investment objectives. To the extent that the fund makes substantial investments in any single sector, the fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors. The fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector.</r>

U.S. Government Securities

The fund may purchase U.S. Government securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates (“Ginnie Maes”), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (“Fannie Maes”). On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As a consequence, certain fixed income securities issued by Freddie Mac and Fannie Mae have the benefit of more explicit U.S. Government support. No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government securities may also include zero coupon bonds.<r></r>

10

The fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (a/k/a STRIPS).

The fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Forward Commitment and When-Issued Securities

The fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are specified and for which a market exists, but which have not been issued. The fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Real Estate Investment Trusts

The fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks inherent in the financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the “1940 Act”). REITs (especially mortgage REITS) are also subject to interest rate risk.

Exchange Traded Funds

The fund may invest in exchange traded funds (“ETFs”), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or

11

companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.

ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund’s expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

Shares of Other Investment Companies

The fund may invest up to 10% of its assets in shares of other investment companies. The fund complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (a) not more than 5% of the fund’s total assets are invested in the securities of any one investment company; (b) not more than 10% of the fund’s total assets are invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by MAM, or any of its affiliates.

As a shareowner of another investment company, the fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that the fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the fund.

Temporary Defensive Positions

Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

Types of Investment Risk

<r>Asset Allocation Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.</r>

Call Risk. The risk that the issuer of a security will retire or redeem (“call”) the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Counterparty Risk. The risk that the counterparty under an agreement will not live up to its obligations.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

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Hedging Risk. When the fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. The fund’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. The fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by MAM may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security’s original cost.

Valuation Risk. The risk that the fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.

Higher-Risk Securities and Practices

Security or Practice	Description	Related Risks
ADRs

ADRs are receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers. Generally, ADRs are in registered form and are designed for trading in U.S. markets.

Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Borrowing 13	The borrowing of money from financial institutions or through reverse repurchase agreements.	Leverage and credit risks.
Emerging Market Securities

Any foreign securities primarily traded on exchanges located in or issued by companies organized or primarily operating in countries that are considered lesser developed than countries like the U.S., Australia, Japan, or those of Western Europe.

Credit, market, currency, information, liquidity, interest rate, valuation, natural event, and political risks.
EDRs and GDRs

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Market, currency, information, natural event, and political risks (i.e., the risks of foreign securities).
Foreign Money Market Securities	Short-term debt obligations issued either by foreign financial institutions or by foreign branches of U.S. financial institutions or foreign issuers.	Market, currency, information, interest rate, natural event, and political risks.
Foreign Securities

Securities issued by companies organized or whose principal operations are outside the U.S., securities issued by companies whose securities are principally traded outside the U.S., or securities denominated or quoted in foreign currency. The term “foreign securities” includes ADRs, EDRs, GDRs, and foreign money market securities.

Market, currency, information, natural event, and political risks.
Forward Foreign Currency Exchange Contracts	Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Currency, liquidity, and leverage risks. When used for hedging, also has hedging, correlation, and opportunity risks. When used speculatively, also has speculation risks.
Futures Contracts (including financial futures contracts)

In general, an agreement to buy or sell a specific amount of a commodity, financial instrument, or index at a particular price on a stipulated future date. Financial futures contracts include interest rate futures contracts, securities index futures contracts, and currency futures contracts. Unlike an option, a futures contract obligates the buyer to buy and the seller to sell the underlying commodity or financial instrument at the agreed-upon price and date or to pay or receive money in an amount equal to such price.

Interest rate, currency, market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.
Illiquid Securities	Any investment that may be difficult or impossible to sell within seven days for the price at which the fund values it.	Liquidity, valuation and market risks.
Options (including options on financial futures contracts)

In general, an option is the right to buy (called a “call”) or sell (called a “put”) property for an agreed-upon price at any time prior to an expiration date. Both call and put options may be either written (i.e., sold) or purchased on securities, indices, interest rate futures contracts, index futures contracts, or currency futures contracts.

Interest rate, currency, market, hedging or speculation, leverage, correlation, liquidity, credit, and opportunity risks.
Repurchase Agreements	The purchase of a security that the seller agrees to buy back later at the same price plus interest.	Credit risk.
Restricted Securities	Securities originally issued in a private placement rather than a public offering. These securities often cannot be freely traded on the open market.	Liquidity, valuation, and market risks.
Reverse Repurchase Agreements	The lending of short-term debt securities; often used to facilitate borrowing.	Leverage and credit risks.
Securities Lending	The lending of securities to financial institutions, which provide cash or government securities as collateral.	Credit risk.
Shares of Other Investment Companies 14	The purchase of shares issued by other investment companies. These investments are subject to the fees and expenses of the underlying investment company(s).	Market risks and the layering of fees and expenses.
Short-Term Trading	Selling a security soon after purchase or purchasing it soon after it was sold (the fund engaging in short-term trading will have higher turnover and transaction expenses).	Market, liquidity and opportunity risks.
Smaller Capitalization Companies

The purchase of securities issued by a company with a market capitalization (i.e., the price per share of its common stock multiplied by the number of shares of common stock outstanding) within the range of those companies represented in either the S&P Small Cap 600 Index or the Russell 2000® Index.

Market and liquidity risk.
Swaps

The entry into interest rate, credit default, index, currency exchange rate and total return swap agreements whereby the parties agree to exchange rates of return (or differentials therein) earned or realized on predetermined investments or instruments.

Market, liquidity, currency, credit, counterparty, leverage and opportunity risks.
When-Issued Securities and Forward Commitments	The purchase or sale of securities for delivery at a future date; market value may change before delivery.	Market, opportunity, and leverage risks.

Higher-Risk Securities and Practices Table. The following table shows the fund’s investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund’s annual and semi-annual reports.

Investment Practice	Percentage
Borrowing	30
Repurchase Agreements	*
Securities Lending	33•
Short-Term Trading	*
When-Issued Securities; Forward Commitments	25
Shares of Other Investment Companies1	10
Non-Investment Grade Securities	20
Foreign Securities	10
Emerging Market Securities	15
Illiquid Securities2	15
Restricted Securities	15
Swaps	15
Options on Securities, Indices or Currencies	*
Futures Contracts3	20
Options on Futures Contracts3	20
Forward Foreign Currency Exchange Contracts	10**

________________________________________
1 Includes ETFs.

2 Numbers in this row refer to net, rather than total, assets.

3 Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.

Legend

*     One asterisk means that there is no policy limitation on the fund’s usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

**     Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

<r></r>

15

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of the fund. The policies in this “Investment Limitations” section are fundamental and may not be changed for the fund without the approval of the holders of a majority of the outstanding votes of the fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the fund within the Trust may:

(1)

with respect to 75% of the fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund’s total assets taken at market value to be invested in the securities of such issuer or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3)	borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33 1/3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law;

(4)	make loans, except through (a) the purchase of debt obligations in accordance with the fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5)	underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6)	purchase, hold or deal in real estate, although the fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the fund as a result of the ownership of securities;

(7)	invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts; or

(8)	issue senior securities to the extent such issuance would violate applicable law.

In addition to the fundamental policies listed above, the investment objective in the fund is the fundamental policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. The fund will not:

(1)	sell securities short or maintain a short position except for short sales against the box; or

(2)	invest in foreign securities in excess of the following percentages of 25% of the value of its total assets:

(3)	purchase any security which is not readily marketable if more than 15% of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

16

PORTFOLIO TURNOVER

The fund will trade securities held by it whenever, in MAM’s view, changes are appropriate to achieve the stated investment objectives. MAM does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of the fund. Although MAM makes no assurances, it is expected that the annual portfolio turnover rate for the fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.

<r>Portfolio turnover for the previous two fiscal years is not provided, because the fund first began operations on the date of this SAI.</r>

MANAGEMENT OF THE TRUST

The Trust is governed by the Board. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the fund.

The Board, from time to time, may include individuals who may be deemed to be affiliated persons of MAM, the fund’ investment adviser. At all times, however, a majority of Board members will not be affiliated with MAM or the fund.

The fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.

Trustees and Officers

Each trustee and officer of the Trust oversees all 15 portfolios of the Trust. The address of each trustee and officer is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ 85258.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank1 1960	Trustee and President, 2009 – Present

Madison Investment Advisors, Inc. (“Madison”), Managing Director and Vice President, 1986 – Present

Madison, Vice President, 2004 – Present

Madison Mosaic, LLC (an investment advisor), President, 1996 – Present
Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present

Madison Mosaic Income Trust; Madison Mosaic Tax-Free Trust; Madison Mosaic Government Money Market Trust; and Madison Strategic Sector Premium Fund, 1996 – Present Ultra Series Fund, 2009 – Present
Frank E. Burgess 1942 Page 17	Vice President, 2009 – Present	Madison, Founder, President and Director, 1973 – Present Madison Director, 2004 – Present	N/A
Paul Lefurgey	Vice President, 2009 – Present	Madison; Madison Investment Advisors, Inc., Managing Director, Head of Fixed Income and Senior Portfolio Manager, 2005-Present MEMBERS Capital Advisors, Inc. Madison, WI, Vice President 2005 – Present	N/A
Jay R. Sekelsky 1959	Vice President, 2009 – Present	Madison, Principal and Vice President, 1990 – Present Madison Mosaic, LLC, Vice President, 1996 – Present	N/A
Holly S. Baggot 1960	Secretary, 1999 – Present Treasurer, 2008 – Present Assistant Treasurer, 1999 – 2007

Madison; previously with MEMBERS Capital Advisors, Inc., Madison, WI, Director, Mutual Funds 2008-Present; Director, Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Ultra Series Fund (19), Secretary, 1999-Present; Treasurer, 2008-2009; Assistant Treasurer, 1997-2007

N/A
Greg Hoppe 1969 Page 18	Assistant Treasurer, 2009 – Present

Madison Strategic Sector Premium Fund, Chief Financial Officer & Treasurer, 2005 – Present

Madison Mosaic, LLC, Vice President, 1999 – Present

Madison Mosaic Funds (12), Chief Financial Officer, 1999 – Present

N/A
W. Richard Mason 1960	Chief Compliance Officer, 2009 – Present

Madison, Madison Investment Advisors, Inc., Madison Scottsdale, LC and Madison Mosaic, LLC (investment advisor), General Counsel and Chief Compliance Officer, 1996 – Present

Madison Mosaic Funds Distributor, LLC, Principal, 1998 – Present

Concord Asset Management, LLC, General Counsel, 1996 – Present

Madison Mosaic Funds (12) and Madison Strategic Sector Premium Fund, Secretary, General Counsel, Chief Compliance Officer, 1992 – Present

Ultra Series Fund (19), Chief Compliance Officer, 2009 - Present

N/A

________________________________________
1 “Interested person” as defined in the 1940 Act. Considered an interested trustee because of the position held with the investment adviser of the Trust.

Independent Trustees

Name, Address and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex 2	Other Directorships/ Trusteeships
Lorence D. Wheeler 1938	Trustee, 2009 – Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), President, 1997 – 2001	46	Madison Claymore Covered Call Fund, 1996 – Present Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present
Steven P. Riege 1954 Page 19	Trustee, 2005 – Present	Ultra Series Fund, Waverly, IA, Trustee, 2005 – Present The Rgroup (management consulting), Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	33	Ultra Series Fund (19), 2005 – Present
Richard E. Struthers 1952	Chair, Audit Committee, 2006 – Present Trustee, 2004 – Present	Ultra Series Fund , Waverly, IA, Chair, Audit Committee, 2006 – Present; Trustee, 2004 – Present Clearwater Capital Management, Minneapolis, MN, Chair and Chief Executive Officer, 1998 – Present Park Nicollet Health Services, Director, 2001 – Present; Chairman, Finance and Investment Committee, 2006 – Present IAI Mutual Funds, President and Director, 1992-1997	33	Park Nicolet Health Services, 2001 – Present Micro Component Technology, Inc., 2008 – Present
Philip E. Blake 1944	Trustee, 2009 – Present	Lee Enterprises, Inc (news and advertising publisher), Vice President, 1998 - 2001 Madison Newspapers, Inc., President and Chief Executive Officer, 1993 – 2000	46	Madison Newspapers, Inc., 1993 – Present Meriter Hospital & Health Services, 2000 – Present Edgewood College, 2003 – Present
James R Imhoff, Jr	Trustee, 2009 – Present	First Weber Group (real estate brokers), Chief Executive Officer, 1996 – Present	46	Madison Claymore Covered Call Fund, 1996 – Present Park Bank, 1978 – Present

________________________________________
1 Independent trustees serve in such capacity until the trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining trustees on an annual basis.

2 Prior to June 30, 2009 the Fund Complex includes the Trust and the Ultra Series Fund with 18 portfolios. As of the date of this SAI the fund complex consisted of the Trust with 15 portfolios, the Ultra Series Fund with 18 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts which together have 13 portfolios. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph based on the applicable period.

Independent Trustee Compensation

Trustee Name	Aggregate Compensation from Trust1	Total Compensation from Trust and Fund Complex1, 2
Rolf F. Bjelland5	$32,125	$64,250
Linda S. Foltz5	$25,625	$51,250
Steven P. Riege	$25,625	$51,250
Richard E. Struthers Page 20	$28,125	$56,250
Lorence D. Wheeler 4	None	None
James R Imhoff, Jr 4	None	None
Philip E Blake 4	None	None
Katherine L. Frank 3,4	None	None

________________________________________

1     Amounts for the fiscal year ended October 31, 2008.

2     Fund Complex as defined above.

3     Non-compensated interested trustee

4 Elected Trustee effective June 30, 2009

5 Term ended June 30, 2009

There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.

Committees

Audit Committee

Members: Richard E. Struthers (Chair), Steven Riege, James R Imhoff, Jr., Philip E Blake and Lorence D. Wheeler.

Function: The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter, has as its purposes to meet with the fund’ independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the fund’ financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants’ comments and suggestions with respect to the fund’ financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the fund.

The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the fund of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the fund by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants; and reports to the Board from time to time and makes such recommendations as the committee deems necessary or appropriate.

The Audit Committee met five times in 2008. Four meetings were held in person and one meeting was a telephonic meeting.

Trustees’ Holdings

<r>Information regarding the Trustee ownership of the fund is not provided, because the fund was first offered on the date of this SAI. </r>Ownership in the Fund Complex as of December 31, 2008 was as follows:

Aggregate Dollar Range of Equity Securities in Fund Complex1, 2
Name of Trustee
Rolf F. Bjelland	Over $100,000
Linda S. Foltz	$10,001-$50,000
Steven P. Riege	$1-$10,000
Richard E. Struthers	$10,001-$50,000
James R Imhoff, Jr.	Over $100,000
Philip E Blake	Over $100,000
Lorence D. Wheeler	Over $100,000
Katherine L Frank	Over $100,000

________________________________________

1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000. Information as of December 31, 2008.

2 Fund Complex as defined above

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to individuals (and their “immediate family,” as described in the prospectus) who within the past twelve months were trustees, directors, officers, or employees of CUNA Mutual Insurance Society or any of its affiliated companies, trustees, directors, officers, or employees of Madison, or trustees of the Trust and the Ultra Series Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST’S SECURITIES

<r>Information regarding ownership of the fund’s shares is not provided, because the fund was first offered on the date of this SAI.</r>

PORTFOLIO MANAGEMENT

The Management Agreement

The Management Agreement (“Agreement”) requires that MAM provide continuous professional investment management of the investments of the fund, including establishing an investment program complying with the investment objectives, policies, and restrictions of the fund. Under the Agreement, MAM is also generally responsible for the other operations of the fund. As compensation for its services under the Agreement, the fund pays MAM a fee computed at an annualized percentage rate of 0.85% of the average daily value of the net assets of the fund.

Madison Asset Management, LLC

MAM is located at 550 Science Drive, Madison, WI 53711. MAM is jointly owned by Madison, 550 Science Drive, Madison, Wisconsin, and CUNA Mutual Insurance Society, 5910 Mineral Point Road, Madison, WI 53705. MAM shares investment personnel with Madison. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973. Madison also operates Madison Scottsdale in Scottsdale, Arizona and Madison Mosaic LLC, also principally located at 550 Science Drive, Madison, WI 53711, which manages the Madison Mosaic Funds, and controls Concord Asset Management, LLC in Chicago, Illinois. Frank E. Burgess is the founder and President and a Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, controls MAM.

PORTFOLIO MANAGERS

Compensation: All compensation is measured and paid on an annual, calendar year basis. Compensation consists of base salary and, where indicated below, incentive compensation (performance bonus). The incentive pool described in the chart below is calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one- and three-year periods. Incentive compensation earned is paid out over a three-year period. Performance bonus amounts increase in proportion to benchmark outperformance during the applicable one- and three-year periods.

MAM believes investment professionals should receive compensation for the performance of its client’s accounts, their individual effort, and the overall profitability of the firm. As such, MAM’s investment professionals receive a base salary and, in addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The manager also participates in the overall profitability of the firm through his individual ownership in the firm. Madison also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of MAM’s portfolio management teams have significant investments in either the firm or the mutual funds it manages with the same general style and philosophy as its individual client accounts. MAM believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

In addition to fixed compensation, the manager also participates in an incentive compensation pool shared by the members of the firm’s equity management team that is based on the performance of the firm’s Core and Mid-Cap Equity composites measured against the S&P 500 and the S&P Mid-Cap indices, respectively, as benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Other Accounts Managed (as of December 31, 2008):

Frank Burgess

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$210 Mil	1*	$4*
Other Pooled Investment Vehicles	None	0	None	0
Other Accounts	None	0	None	0

Ray DiBernardo

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	None	0	None	0
Other Pooled Investment Vehicles	None	0	None	0
Other Accounts	None	0	None	0

*Material Conflicts of Interest: MAM is not aware of any material conflicts related to the management of similar accounts. The advisory fee was not based on the performance of any of these accounts except for the fulcrum fee applicable to the Madison Institutional Equity Option Fund, a series of Madison Mosaic Equity Trust.

Fund Ownership: Ownership information is not provided because the fund was first offered on the date of this SAI.

TRANSFER AGENT

Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the fund’ transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

Regular Mail: MEMBERS Mutual Funds P.O. Box 8390 Boston, MA 02266-8390	Express, Certified or Registered Mail: MEMBERS Mutual Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of the Trust. The custodian holds for the Trust all securities and cash owned by the Trust and receives for the Trust all payments of income, payments of principal or capital distributions with respect to securities owned by the Trust. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to, and in furtherance of, a custody agreement with the custodian, the Trust uses automated instructions and a cash data entry system to transfer monies to and from the Trust’s account at the custodian.

SERVICES CONTRACT

<r>The fund does not have any officers or employees who are paid directly by the fund. The fund entered into a Services Agreement with MAM for operational and other required services. Such services may include:

•	The functions of shareholder servicing agent and transfer agent.

•	Bookkeeping and portfolio accounting.

•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).

•	Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.

•	Calculating net asset value.

•	Arranging for and paying the Custodian.

•	Arranging for the Trust's independent registered public accountants.

•	Arranging for and paying the Trust's legal counsel.

•	Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.

•	Printing and distributing prospectuses and periodic financial reports to current shareholders.

•	Trade association membership.

•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

•	Independent Trustee expenses.

We provide all these services for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fees are stated in the applicable Prospectus. We arrange for payment of certain fees and expenses (i.e. Trustee compensation and independent accountant fees) to be paid directly by the Trust, rather than passing such costs through the fee we are paid.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. MAM provides or arranges to provide such services to all series of the Trust, the Ultra Series Fund and the Madison Institutional Equity Option Fund. MAM’s affiliate, Madison Mosaic, LLC, provides or arranges to provide such services to Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts and the Madison Strategic Sector Premium Fund.. MAM, Madison Mosaic, LLC their parent company, Madison Investment Advisors, Inc., share personnel and resources.

Under the Services Agreements, we appointed State Street Bank and Trust Company and fund administrator and Boston Financial Data Services as the transfer agent and dividend-paying agent. It will also perform all shareholder servicing agent functions.</r>

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

DISTRIBUTION

Principal Underwriter and Distribution of Fund Shares

Shares of the Trust are offered continuously. Mosaic Funds Distributor, LLC (“Distributor”), 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258, acts as the Trust’s principal underwriter. The Distributor is a wholly owned subsidiary of Madison. The Distributor maintains a branch office at 550 Science Drive, Madison, WI, 53711. Shares of the Trust are purchased and redeemed at NAV (see the “Net Asset Value of Shares” section, below), plus the applicable sales charge (if any) on purchases and less the applicable contingent deferred sales charges (if any) on redemptions. The Distribution Agreement provides that the Distributor will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.

<r>The aggregate dollar amount of underwriting commission (i.e., front-end sales loads) paid to and retained by the Distributor is not provided because the fund was first offered on the date of this SAI.
Commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the Trust’s most recent fiscal year is not provided because the fund was first offered on the date of this SAI. </r>

Distribution Plans and Agreement

Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (“Selling Brokers”) which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of the shares of the Trust at the NAV next determined, plus any applicable sales charge. In connection with the sale of Class A shares of the Trust, the Distributor and Selling Brokers receive compensation from a sales charge imposed at the time of sale.

The Board also adopted distribution plans with respect to the Trust’s Class A shares (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Trust will pay service fees for Class A shares at an aggregate annual rate of 0.25% of the fund’s daily net assets attributable to the respective class of shares. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.

The Plans are “compensation plans” which means that payments under the Plans are based upon a percentage of daily net assets attributable to the respective class of shares of the fund, regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The fund may engage in joint distribution activities with other MEMBERS Mutual Funds and to the extent the expenses are not allocated to a specific fund, expenses will be allocated based on the fund’s net assets.

The Class A Plan was approved by the initial shareholder of the Trust. The Plan has also been approved by a majority of the Board, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (“Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Plan.

Pursuant to the Plan, at least quarterly, the Distributor will provide the Trust with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Board will review these reports on a quarterly basis to determine their continued appropriateness.

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Board and the Independent Trustees. The Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund’s outstanding shares of the applicable class in each case upon 60 days’ written notice to the Distributor; and

(c) automatically in the event of assignment. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, the Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Board and the Independent Trustees. The holders of Class A shares have exclusive voting rights with respect to the Class A Plan. In adopting the Plan, the Board concluded that, in its judgment, there is a reasonable likelihood that the Plan will benefit the holders of Class A shares of the fund.

<r>Information regarding the dollar amounts spent by the trust under the Plan for the last fiscal year is not provided, because the fund was first offered on the date of this SAI.</r>

BROKERAGE

<r>MAM is responsible for: (1) decisions to buy and sell securities for the fund, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions.

In general, MAM seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling fund securities. In determining the best price and execution, MAM may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with MAM and any statistical, research or other services the dealer provides it including payment for MAM’s use of electronic research services. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Such research and statistical information regarding securities may be used by MAM for the benefit of all members of the mutual funds and other clients of Madison and MAM. Therefore, the fund may not be MAM’s only client that benefits from its receipt of research and brokerage from the brokers and dealers the fund uses for its trading needs. However, as a policy matter, MAM will not pay higher commissions to any particular broker that provides it soft dollar brokerage or research benefits than MAM would pay to any other full-service institutional broker that did not provide such benefits. MAM considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the fund. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as MAM determines in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist MAM in its “investment decision-making process” and not in the management of MAM. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools MAM uses in rendering investment advice to the fund and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services.

Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps MAM decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects MAM’s decision making process regarding that bond.

MAM may receive from brokers products or services which are used by MAM both for research and for administrative, marketing or other non-research purposes. In such instances, MAM makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. MAM pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.

Although MAM believes that all its clients and those of its affiliates, including the fund, benefit from the research received by it from brokers, MAM may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.

Brokers or dealers who execute portfolio transactions for the fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

In addition to transactions on which MAM pays commissions, MAM may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. MAM can purchase portfolio securities through an affiliated broker if it decides that is in the fund’s interests. If MAM trades through an affiliated broker, MAM will observe four requirements: (1) the transaction must be in the ordinary course of the broker’s business; (2) the transaction cannot involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased; and (4) the terms to the fund for purchasing the securities, including the cost of any commissions, must be as favorable to the fund as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to MAM under the Investment Management Agreement. MAM does not anticipate that any such purchases through affiliates will ever represent a significant portion of the fund’s trading activity. No such transactions are anticipated currently.

Amounts paid by the fund in brokerage commissions in prior fiscal years is not provided, because the fund was first offered on the date of this SAI.

Information about the acquisition of securities the fund’s regular broker-dealers or their parent entities the prior fiscal year is not provided, because the fund was first offered on the date of this SAI</r>

<r></r>

<r>OTHER SERVICE PROVIDERS

We arrange for Trust securities to be held in custody by the Fund’s Custodian, for the Fund to be audited annually by independent registered public accountants and for the Fund and the Independent Trustees to be represented by outside counsel. The Fund does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Trust.</r>

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of the fund, has adopted the proxy voting policies and procedures of MAM, the summary of which may be found in Appendix A. The policies and procedures are used to determine how to vote proxies relating to the fund’ portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the fund when a vote presents a conflict of interest between the interests of: (1) the fund’ shareholders and (2) MAM and its affiliates.

Form N-PX, which contains the proxy voting records for the fund for the most recent twelve-month period ended June 30, will be available to shareholders at no cost on the fund’ website at www.membersfunds.com or the SEC’s web site at www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the fund has adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the fund’ portfolio holdings is in the best interest of the fund’ shareholders in the manner described below. Various non-fund advisory clients of MAM may hold portfolio securities substantially similar to those held by the fund. Although MAM has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients’ portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the fund’ portfolio holdings.

The fund’ portfolio holdings are made public, as required by law, in the Trust’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the fund’ portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the fund’ first and third fiscal quarters and are available to any interested person.

The fund’ portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the fund are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the fund’ affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the fund, if (1) done to further the interests of the fund and (2) the disclosure is not expected to result in harm to the fund (such harm could occur by permitting third parties to trade ahead of, or front run, the fund or to effect trades in shares of the fund with information about portfolio holdings that other potential investors do not have). For example, the fund may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the fund, or that assist MAM in providing services to the fund or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the fund and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the fund, which could legitimately serve the common interests of both the fund and MAM. However, selective disclosures will not be made for the benefit of MAM or its affiliates unless the disclosure would be in the interests of the fund or, at a minimum, result in no harm to the fund.

Currently, the fund’ portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor MAM or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund’ portfolio holdings.

The fund’s top ten holdings are made public by publication on the Trust’s website on a quarterly basis, 15 days after the end of the quarter. The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research, provided that (a) a minimum of 30 days has passed since the end of the applicable month and (b) the recipient does not regularly distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the fund before the information becomes public.

The fund may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’ custodians, auditors, investment advisers, administrator, proxy voting services and each of their respective affiliates and advisers. <r></r>

Any exceptions to the above disclosure rules must be pre-approved by the Trust’s chief compliance officer. The Board shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures. There can be no assurance that the fund’ policies and procedures on disclosure of portfolio holdings will protect the fund from misuse of such information by individuals or entities that come into possession of the information.

CODES OF ETHICS

The Trust has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust’s officers and trustees (collectively referred to as “Covered Persons”). MAM has also adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees, including its Covered Persons. Likewise, the Distributor, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of its officers, directors, and employees, including its Covered Persons.

In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any Covered Persons of the Trust. In addition, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain “blackout periods” during which Covered Persons, or certain classes of Covered Persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the codes of ethics.

SHARES OF THE TRUST

Shares of Beneficial Interest

The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board has authorized shares of 15 series. Only the fund is discussed in this SAI. Additional series may be added in the future. The Declaration of Trust also authorizes the Board to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board has authorized the issuance of two classes of shares of the fund, designated as Class A and Class Y. Additional classes of shares may be offered in the future.

The shares of each class of the fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class Y shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of the fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A shares will be borne exclusively by that class; (ii) each of the Class A shares and Class Y shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service (the “IRS”) on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class Y shares are purchased.

In the event of liquidation, shareholders of each class of the fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a trustee by the affirmative vote of at least two-thirds of the Trust’s votes attributable to the outstanding shares and the Board shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing trustees.

Limitation of Shareholder Liability

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees; (2) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund; and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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NET ASSET VALUE OF SHARES

The NAV per share for all classes of shares is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing the fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.

Portfolio Valuation

Equity securities and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the fund utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices, and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-

supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading (usually 3:00 p.m., Central Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing the fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not quoted or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange-traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the “Pricing Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or in MAM’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee and under the general supervision of the Board. When fair value pricing of securities is employed, the prices of securities used by the fund to calculate NAV may differ from market quotations or official closing prices.

The fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Pricing Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Pricing Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

<r>The Pricing Committee is comprised of officers and employees of MAM or its affiliates, namely: Christopher Berberet, David Halford, Greg Hoppe, Katherine Frank, Paul Lefurgey and Jay Sekelsky. </r>

DISTRIBUTIONS AND TAXES

It is the intention of the Trust to distribute substantially all of the net income, if any, of the fund thereby avoiding the imposition of any fund-level income or excise tax, as described below. Distributions of net investment company taxable income, if any, with respect to the fund will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and all net realized short-term and long-term capital gains of the fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of the fund to which such gains are attributable.

Federal Tax Status of the Fund

Qualification as Regulated Investment Company

<r></r>The fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event the fund fails to qualify as a “regulated investment company” under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, such fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that such fund makes would not qualify for the dividends paid deduction. This would increase the cost of investing in such fund for shareholders and would make it more economical for shareholders to invest directly in securities held by such fund instead of investing indirectly in securities through such fund. Given these risks, compliance with the above requirements is carefully monitored by MAM and the fund intends to comply with these requirements as they exist or as they may be modified from time to time.

The fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, the fund must make (and the Trust intends that each will make) the foregoing distributions.

The fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of such fund’s net investment company taxable income and net capital gain, if any, for each taxable year so that such fund will not incur federal income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.

Capital Loss Carryforwards

<r>Information about capital loss carryforwards as of the end of the fund’s last fiscal year is not provided, because the fund began operations on the date of this SAI. </r>

Investments in Foreign Securities

If the fund purchases foreign securities, interest and dividends received by the fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.

The fund may invest in the stock of certain foreign companies that constitute passive foreign investment companies (“PFICs”). There are several elections available under federal law to determine how the fund’s shareholders will be taxed on PFIC investments. Depending upon the election the fund selects, the fund’s shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to a PFIC investment, even though the fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the fund’s shareholders may be subject to federal income taxes upon the disposition of the PFIC investments. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in PFICs to minimize its tax liability.

If more than 50% of the value of the fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.

Investments with Original Issue Discount

The fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because the fund must meet the 90% distribution requirement to qualify as a regulated investment company and the fund seeks to avoid any imposition of the excise tax, the fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Federal Tax Treatment of Options, Futures and Foreign Currency Transactions

Certain option transactions have special tax results for the fund. Expiration of a call option written by the fund will result in short-term capital gain. If the call option is exercised, the fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If the fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

The fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

The preceding rules regarding options, futures and foreign currency transactions may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company, the Trust seeks to monitor transactions of the fund, seeks to make the appropriate tax elections on behalf of the fund and seeks to make the appropriate entries in the fund’s books and records when the fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

Distributions

Distributions from the fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%. Under current law, the reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.” PFICs and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that the fund pays that is attributable to qualified dividend income received by the fund will qualify for such treatment in the hands of the noncorporate shareholders of the fund. If the fund has income of which more than 95% was qualified dividends, the fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the fund and the shareholder also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Distributions paid by the fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum rate for long-term capital gains recognized by noncorporate shareholders to 15%. Absent further legislation, this reduced rate will cease to apply to capital gains arising after December 31, 2010.

Any dividend declared by the fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

Purchasing shares shortly before a distribution may not be advantageous. Because such shares are unlikely to substantially appreciate in value in the short period before the distribution, if the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Dividends Received Deduction

Assuming the fund qualifies as regulated investment company, the dividends received deduction for shareholders of such fund who are corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the fund if such fund were a regular corporation, and to the extent designated by the fund as so qualifying.

Gains and Losses on Redemption and Sales

A redemption or sale of fund shares may result in a taxable gain or loss to a shareholder, depending on whether the proceeds are more or less than the shareholder’s basis in the redeemed shares. An exchange of fund shares for shares in any fund of the Trust will have similar tax consequences. Any gain or loss arising from the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain distribution with respect to any share of the fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain distribution, is treated as a long-term capital loss.

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to Shareholders

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup Withholding

If a shareholder does not furnish the Trust with a correct social security number or taxpayer identification number and/or the Trust receives notification from the IRS requiring back-up withholding, the Trust is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on the fund or an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular fund or investor. Investors are urged to consult their own tax advisors.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled “Your Account” in the prospectus.

Minimum Investments

The Board reserves the right to change or waive the fund’s minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of MAM, such rejection is in the fund’s best interest.

Offering Price

Shares of the fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see the “Net Asset Value of Shares” section, above) plus a sales charge which may be imposed either at the time of purchase (Class A shares). Class Y shares are sold without the imposition of a sales charge.

Calculation of the Sales Charge

The sales charge percentage that you pay may be higher or lower than what is disclosed in the prospectus due to standard industry practice to round the public offering price to two decimal places (i.e., to the nearest penny) and rounding the number of shares purchased to three decimal places.

Initial Sales Charge on Class A Shares

Class A shares are offered at a price that includes an initial “front-end” sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases. The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus.

Class A shares may be offered without front-end sales charges to various individuals and institutions, or issued or purchased in specific transactions as described in the prospectus. Class A shares may also be offered without a front-end sales charge pursuant to the fund’ reinstatement or reinvestment privilege (see the “Additional Investor Services” section, below).

In addition, there are several ways investors may combine multiple purchases to reduce Class A sales charges as disclosed in the prospectus and further described below. For the purpose of calculating the sales charge, shares of the Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from another fund having a sales charge qualify; however, direct purchases of the Class A shares of the Cash Reserves Fund are excluded.

Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:

•     you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

•     a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

•     groups which qualify for the Group Investment Program.

Group Investment Program. Certain qualified pension plans or non-qualified group investment plan participants may be eligible for rights of combination. This would include a 401(k) plan with less than $250,000 in assets and 457(f) plans.

Rights of Accumulation. For the purpose of calculating the sales charge on Class A shares, you may add the current market value of your existing holdings in any fund and class of shares of the Trust (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing individual holdings, as of the week prior to your investment, in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.

Letter of Intent. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intent (“LOI”), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, excluding reinvested dividends and capital gains, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes the Trust to hold in escrow sufficient Class A shares (approximately 5% of the purchase) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the Trust to act as the investor’s attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or the Trust at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. The Trust may require evidence, including account statements of all relevant accounts invested in the Trust and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

Special Redemptions

Although the fund wouldn’t normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Board. If the shareholder were to sell portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period.

ADDITIONAL INVESTOR SERVICES

The following discussion expands upon the section entitled “Additional Investor Services” in the prospectus.

Systematic Investment Program

As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder’s privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder’s credit union or other financial institution. The program may be discontinued by the shareholder either by calling the Trust or upon written notice to the Trust which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program

As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of the fund at the same time as a systematic withdrawal program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal program for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.

Exchange Privilege and Systematic Exchange Program

As explained in the prospectus, within an account, you may exchange shares of the fund for shares of the same class of another MEMBERS Mutual Fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge. Except as may be approved by the Chief Compliance Officer of the fund, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or account rebalancing program, those exchanges are not included in the exchange limit or redemption fee policies.

The fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the fund for 90 days before an investor is permitted a new exchange. The fund may change its exchange policy at any time upon 60 days’ notice to its shareholders. The Trust may refuse any exchange order.

As explained in the prospectus, the Trust makes available to shareholders a systematic exchange program. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to the Trust.

Reinstatement or Reinvestment Privilege

After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current NAV. This privilege must be requested in writing when the proceeds are sent to the Trust.

For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.

To protect the interests of other investors in the fund, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The Trust may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the “Distributions and Taxes” section, above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed [ ], independent registered public accounting firm, located at [ ], to perform the 2009 annual audits of the fund.

FINANCIAL STATEMENTS

Financial statements for the fund’s last fiscal year are not provided, because the fund began operations on the date of this SAI

38.

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

<r>The fund has adopted MAM’s proxy voting policies and procedures, which are described below.

Proxy Voting Policies

MAM’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When MAM is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when MAM votes client proxies, it must do so in the client’s best interests as described below by these policies.

Regular Accounts

MAM does not assume the role of an active shareholder when managing client accounts. If MAM is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, MAM’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless MAM makes an affirmative decision to the contrary, when it votes a proxy as the board of directors of a company recommends, it means MAM agrees with the board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the board. However, if MAM believes that voting as the board of directors recommends would not be in a client’s best interests, then MAM must vote against the board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless MAM is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, MAM must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by MAM inadvertently, promptly forward them to the client.

Documenting MAM’s Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the board of directors recommendation, MAM’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because MAM may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining MAM’s action or inaction, as the case may be.

Alternatively, or in addition to such notation, MAM may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. designatedfilename@madisonadv.com).

Why would voting as the board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the board of directors recommending an action that could dilute or otherwise diminish the value of the client’s position? (This question is more complex than it looks: MAM must consider the time frames involved for both the client and the issuer. For example, if the board of directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, MAM would vote as the board recommended for if MAM is holding the security for clients as a long-term investment. However, if the investment is close to MAM’s valuation limits and MAM is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)

2. If so, would MAM be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the board of directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if MAM were to liquidate the position. In such a situation, MAM might vote against management’s recommendation if MAM believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if MAM believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a board recommendation not to expense stock options, where MAM would vote against management’s recommendation because MAM believes expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the board of directors recommendation cause MAM to violate its client’s investment guidelines? (For example, a board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible MAM would, nevertheless, vote in favor of a board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean MAM will consider any client-provided proxy voting guidelines. MAM’s policy is that client investment guidelines may not include proxy voting guidelines if MAM will vote account proxies. Rather, MAM will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, MAM must “second guess” the board of directors to determine if their recommendation is in the best interests of its clients, regardless of whether the board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect MAM’s clients’ investment.

In making its decisions, to the extent MAM relies on any analysis outside of the information contained in the proxy statements, MAM must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, MAM must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between MAM and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) MAM has a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), MAM’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which MAM will vote. In such circumstances, MAM’s client(s) may instruct it to vote in a different manner. In any case, MAM must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund MAM manages, then MAM must present the material conflict to the board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then MAM may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, MAM is seeking the auditor as a client or MAM has a significant business relationship with the auditor), electing an uncontested board of directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund board, MAM will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in MAM’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from MAM’s general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between MAM and clients that would affect the manner by which MAM votes a proxy. MAM maintains a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, MAM is required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that MAM’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude MAM from voting proxies, then the Trustee must vote proxies attributable to its ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that MAM “may” vote proxies, then it is its fiduciary duty to affirmatively vote under ERISA.

ERISA requires MAM, when it is responsible for voting proxies:
1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan Trustee, as the case may be) forwards to MAM all proxies received so that MAM may vote them in a timely manner.

MAM’s general policy is to vote all ERISA plan proxies received in the same manner as MAM vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

MAM must keep any written documents (including email) MAM prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for its decision). As noted above, MAM need not keep a copy of the actual proxy statements MAM received if they are available on the SEC’s EDGAR database.

MAM must keep in the applicable client file records of written client requests for proxy voting information. MAM must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.

MAM retained the services of ProxyEdge to maintain the records of the proxy votes MAM cast on behalf of clients. To the extent MAM votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.</r>

Part C
August 10, 2009

MEMBERS Mutual Funds

Item 23. Exhibits

Included in Part C:

Exhibit	Description of Exhibit
a	Articles of Incorporation*
b	By-Laws*
c	Not Applicable
d	Investment Advisory Contract (revision filed herewith)
e	Distribution Agreement (filed herewith)
f	Not Applicable
g	Custodian Agreement*
h	Services Agreement (revision filed herewith) and Transfer Agent Agreement*
i	Legal Opinion*
j	Not Applicable
k	Not Applicable
l	Not Applicable
m	Rule 12b-1 Plan*
n	Rule 18f-3 Plan (revision filed herewith)
o	Reserved
p	Code of Ethics (filed herewith)

* Previously filed by Registrant via EDGAR.

24. Persons Controlled by or Under Common Control with Registrant.

None

25. Indemnification

MEMBERS Mutual Funds maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant's advisor and its affiliates (referred to as an "Insured" or the "Insureds"). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office. (Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of such registrants pursuant to any provision of the Registrant's Declaration of Trust or its By-Laws, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.)

As a Delaware statutory trust, Registrant’s operations are governed by its Amended and Restated Declaration of Trust dated May 29, 2008 (the “Declaration of Trust”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

26. Business and Other Connections of Investment Advisor.

Name	Position with Advisor	Other Business
Frank E. Burgess	President and Director	President and Director of Madison Investment Advisors, Inc. and Director of Madison Mosaic LLC of the same address as the Trust
Katherine L. Frank	Managing Director	Managing Director of Madison Investment Advisors, Inc. and President of Madison Mosaic LLC of the same address as the Trust
Jay R. Sekelsky	Vice President	Managing Director of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic LLC of the same address as the Trust
Paul LaFurgey	Vice President	Managing Director of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic LLC of the same address as the Trust
Greg Hoppe	Treasurer	Associated person of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258 and Vice President of Madison Mosaic LLC of the same address as the Trust
W. Richard Mason	CCO

Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ  85258 and General Counsel and CCO of Madison Investment Advisors, Inc. and Secretary and CCO of Madison Mosaic LLC of the same address as the Trust

Holly Baggot	Vice President	Associated person of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258

27. Principal Underwriters
(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Madison Mosaic Equity, Tax-Free, Government Money Market and Income Trusts. It is a wholly owned subsidiary of Madison Investment Advisors, Inc.
(b)

Name and Principal Business Address	Position and Offices with Underwriters	Position and Offices with Registrant
W. Richard Mason, 8777 N. Gainey Center Dr., Scottsdale, AZ 85258	Principal, CCO and Financial Operations Principal	CCO
Greg Hoppe, 550 Science Drive, Madison, WI 53711	Registered Representative	Treasurer
Holly Baggot, 550 Science Drive, Madison, WI 53711	Registered Representative	Secretary

(c) Not Applicable

28. Location of Accounts and Records.  Most books, records and accounts of the Registrant will be maintained at 550 Science Drive, Madison, WI 53711, at which address are located the offices of the Registrant, Madison Investment Advisors, Inc., Madison Asset Management, LLC and Madison Mosaic, LLC. Madison Asset Management, LLC also maintains an administrative office at 6411 Mineral Point Road, Madison, WI 53705 at which certain required records may be maintained. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169 Additional records and documents relating to the affairs of the Registrant are maintained by State Street Bank & Trust Company, the Registrant’s custodian and administrator, at 801 Pennsylvania, Kansas City, MO 64105. Pursuant to the Custodian Agreement, such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, all remaining books, records and accounts of the Registrant not maintained at any of the locations identified above will be maintained at the offices of the Advisor's Distributor and a branch of its Legal and Compliance Department, both located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258.

29. Not Applicable
30.  Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Madison, State of Wisconsin, on the 7th day of August, 2009.
                              MEMBERS Mutual Funds Equity Income Fund
                              By: (signature) Katherine L. Frank
                              President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
___________________, Trustee Katherine Frank 8/7/09*
___________________, Trustee Lorence Wheeler 8/7/09*
___________________, Trustee James Imhoff 8/7/09*
___________________, Trustee Philip Blake 8/7/09*
___________________, Trustee Richard Struthers 8/7/09*
___________________, Trustee Steven Riege 8/7/09*

*By: (signature) W Richard Mason

*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)